UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

Genaera Corporation

(Exact name of registrant as specified in charter)

Delaware	0-19651	13-3445668
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

(610) 941-4020

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On Thursday, December 8, 2005, the Compensation Committee of the Board of Directors of Genaera Corporation (i) approved bonuses for 2005 for the Company’s president and chief operating officer and executive vice president and chief financial officer in the amounts of $125,000 and $75,000, respectively, and (ii) increased the annual salary of the Company’s president and chief operating officer, effective January 1, 2006, from $325,000 to $400,000.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION

By:	/s/ John A. Skolas
Name:	John A. Skolas
Title:	Executive Vice President and Chief Financial Officer

Dated: January 26, 2006